                                                                  Exhibit 25.1
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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)
                                         ---------------

                       Citadel Communications Corporation
               (Exact name of obligor as specified in its charter)

Nevada                                                      86-0748219
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

City Center West, Suite 400
7201 West Lake Mead Boulevard
Las Vegas, Nevada                                           89128
(Address of principal executive offices)                    (Zip code)
                                        ---------------

                             Senior Debt Securities
                       (Title of the indenture securities)
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1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

              (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
                  WHICH IT IS SUBJECT.


                Name                                      Address

Superintendent of Banks of the State      2 Rector Street, New York, N.Y. 10006,
of New York                               and Albany, N.Y. 12203

Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation     Washington, D.C. 20429

New York Clearing House Association       New York, New York  10005

     (b)WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No.
           33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of December, 1999.

                                             THE BANK OF NEW YORK

                                             By: /s/ VAN K. BROWN
                                                 ------------------------
                                             Name:      VAN K. BROWN
                                             Title:     ASSISTANT VICE PRESIDENT




                                       -3-
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                                                                       Exhibit 7
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                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
 a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                         Dollar Amounts
ASSETS                                                                    in Thousands
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin..................... $ 6,394,412
  Interest-bearing balances..............................................   3,966,749
Securities:
  Held-to-maturity securities............................................     805,227
  Available-for-sale securities..........................................   4,152,260
Federal funds sold and Securities purchased under agreements to resell...   1,449,439
Loans and lease financing receivables:
  Loans and leases, net of unearned income........37,900,739
  LESS: Allowance for loan and lease losses..........572,761
  LESS: Allocated transfer risk reserve...............11,754
  Loans and leases, net of unearned income, allowance, and reserve.......  37,316,224
Trading Assets...........................................................   1,646,634
Premises and fixed assets (including capitalized leases).................     678,439
Other real estate owned..................................................      11,571
Investments in unconsolidated subsidiaries and associated companies......     183,038
Customers' liability to this bank on acceptances outstanding.............     349,282
Intangible assets........................................................     790,558
Other assets.............................................................   2,498,658
                                                                          -----------
Total assets............................................................. $60,242,491
                                                                          ===========
LIABILITIES
Deposits:
  In domestic offices.................................................... $26,030,231
  Noninterest-bearing.............................11,348,986
  Interest-bearing................................14,681,245
  In foreign offices, Edge and Agreement subsidiaries, and IBFs..........  18,530,950
  Noninterest-bearing................................156,624
  Interest-bearing................................18,374,326
Federal funds purchased and Securities sold under agreements
  to repurchase..........................................................   2,094,678
Demand notes issued to the U.S. Treasury.................................     232,459
Trading liabilities......................................................   2,081,462
Other borrowed money:
  With remaining maturity of one year or less............................     863,201
  With remaining maturity of more than one year through three years......         449
  With remaining maturity of more than three years.......................      31,080
Bank's liability on acceptances executed and outstanding.................     351,286
Subordinated notes and debentures........................................   1,308,000
Other liabilities........................................................   3,055,031
                                                                          -----------
Total liabilities........................................................  54,578,827
                                                                          -----------
EQUITY CAPITAL
Common stock.............................................................   1,135,284
Surplus..................................................................     815,314
Undivided profits and capital reserves...................................   3,759,164
Net unrealized holding gains (losses) on available-for-sale securities...     (15,440)
Cumulative foreign currency translation adjustments......................     (30,658)
                                                            .             -----------
Total equity capital.....................................................   5,663,664
                                                                          -----------
Total liabilities and equity capital..................................... $60,242,491
                                                                          ===========

   I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief. Thomas J. Mastro

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
     Thomas A. Renyi     |
     Alan R. Griffith    | Directors
     Gerald L. Hassell   |
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